Exhibit 10.3

SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of April 28, 2010, is made and entered into by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), Deutsche Bank Trust Company Americas as administrative agent for the Lenders (as hereinafter defined) (the “Administrative Agent”) and the WYNN AMENDMENT PARTIES (as hereinafter defined).

RECITALS

A.           Reference herein is made to that certain Amended and Restated Credit Agreement, dated as of August 15, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 17, 2008, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, and that certain Fifth Amendment to Amended and Restated Credit Agreement, dated as of September 10, 2009 (the “Credit Agreement”), among Borrower, Administrative Agent, and the several arrangers and agents party thereto and the several  banks and other financial institutions or entities from time to time parties thereto as lenders (the “Lenders”).

B.           In connection with the Credit Agreement, each of Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), and Wynn Completion Guarantor, LLC, a Nevada limited liability company (“Completion Guarantor” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Las Vegas Jet and Wynn Resorts Holdings, the “Wynn Amendment Parties”), have executed certain Loan Documents (as defined in the Credit Agreement).

C.           In accordance with Section 7.2(f)(ii) of the Credit Agreement, on the Closing Date, the Borrower and Capital Corp issued the 2014 Notes.

D.           In accordance with Section 7.2(f)(ii) of the Credit Agreement and the definition of “Permitted Refinancing Indebtedness” contained in Section 1.1 of the Credit Agreement, the Borrower and Capital Corp have exchanged 7 7/8% senior secured first mortgage notes due 2020 in an aggregate principal amount of $382,010,000 (“2020 Notes”) for 2014 Notes in an aggregate principal amount of $382,010,000, and the Borrower has represented that such 2020 Notes constitute “Permitted Refinancing Indebtedness” under the Credit Agreement.

E.           In accordance with the last sentence of the definition of “Permitted Refinancing Indebtedness” contained in Section 1.1 of the Credit Agreement, the Borrower and the Administrative Agent are hereby entering into this Sixth Amendment to reflect the foregoing exchange of 2014 Notes for 2020 Notes, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Wynn Amendment Parties and the Administrative Agent agree as follows:

1.           Definitions.  Except as otherwise expressly provided herein, capitalized terms used in this Sixth Amendment shall have the meanings given in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement shall apply to this Sixth Amendment.

2.           Additional Defined Terms.  Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

2.1.        “2020 Notes”: all 7 7/8% First Mortgage Notes due 2020 issued by the Borrower and Capital Corp. from time to time pursuant to the 2020 Notes Indenture (including any exchange notes issued thereunder).”

2.2.        “2020 Notes Indenture”: that certain Indenture, dated as of April 28, 2010, between the Borrower, Capital Corp., certain guarantors named therein and the 2020 Notes Indenture Trustee.”

2.3.        “2020 Notes Indenture Trustee”: U.S. Bank National Association in its capacity as the trustee under the 2020 Notes Indenture and its successors in such capacity.”

3.           Amendment to Defined Terms.  Section 1.1 of the Credit Agreement is hereby further amended by:

3.1.        Replacing the definition of “Intercreditor Agreement” where it appears therein with the following:

““Intercreditor Agreement”:  the Intercreditor Agreement dated as of the Closing Date, among the Collateral Agent, the Administrative Agent, the 2014 Notes Indenture Trustee, the 2020 Notes Indenture Trustee, the Senior Secured Notes Trustee and the other Project Credit Parties (as defined therein) from time to time party thereto, as amended from time to time.”

3.2.        Replacing the definition of “Management Fee Subordination Agreement” where it appears therein with the following:

““Management Fee Subordination Agreement”: collectively, (i) the Management Fee Subordination Agreement, dated as of the Closing Date, among the Loan Parties, Wynn Resorts, the 2014 Notes Indenture Trustee and the Administrative Agent, (ii) the Management Fee Subordination Agreement, dated as of the date of the issuance of the Senior Secured Notes, among the Loan Parties, Wynn Resorts and the Senior Secured Notes Trustee and (iii) the Management Fee Subordination Agreement, dated as of the date of the issuance of the 2020 Notes, among the Loan Parties, Wynn Resorts and the 2020 Notes Indenture Trustee.”

3.3.        Adding the phrase “, 2020 Notes” immediately after the words “2014 Notes”, in each place where such words appear in the definitions of “Permitted Notes Repurchase” and “Permitted Refinancing Indebtedness”.

4.           Amendments to Sections 1, 4 and 7.

4.1.        Section 1.3(a) of the Credit Agreement is hereby amended by replacing the words “and the Senior Secured Notes”, where such words appear therein, with the words “, the Senior Secured Notes and the 2020 Notes”.

4.2.        Section 4.21 of the Credit Agreement is hereby amended by (i) inserting the phrase “, 2020 Notes Indenture” immediately after reference therein to the words “2014 Notes Indenture” and (ii) inserting the phase “, 2020 Notes” immediately after each reference therein to the words “2014 Notes”.

4.3.        Section 7.2(n) of the Credit Agreement is hereby amended by adding (i) the phrase “, the 2020 Notes Indenture” immediately after the words “the 2014 Notes Indenture” in clause (y) thereof and  (ii) the phrase “, the 2020 Notes” immediately after the words “the 2014 Notes” in clause (ii) of the proviso at the end of Section 7.2(n).

4.4.        Section 7.8(p) of the Credit Agreement is hereby amended by adding the phrase “, 2020 Notes” immediately after the reference therein to the words “2014 Notes”.

4.5.        Section 7.9 of the Credit Agreement is hereby amended by (i) adding the phrase “, 2020 Notes” immediately after each reference therein to the words “2014 Notes”.

4.6.        Section 7.10 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i)           (A) the issuance by the Borrower and/or Capital Corp. of the exchange notes contemplated by the 2014 Notes Indenture as of the Closing Date (including any exchange notes issued in exchange for Additional 2014 Notes), (B) the issuance by the Borrower and/or Capital Corp. of the exchange notes contemplated by the 2020 Notes Indenture as in effect as of the date of the initial issuance of the 2020 Notes thereunder and (C) the issuance by the Borrower and/or Capital Corp. of the exchange notes contemplated by the Senior Secured Notes Indenture as in effect as of the date of the initial issuance of the Senior Secured Notes thereunder;”

4.7.        Section 7.10 of the Credit Agreement is hereby further amended by deleting clause (l) thereof in its entirety and replacing it with the following:

“(l)           any repurchase of 2014 Notes, 2020 Notes or Senior Secured Notes permitted by Section 7.9.”

5.           Representations and Warranties.  The Borrower represents to the Administrative Agent and the Lenders that, as of the date hereof and as of the date of each issuance of 2020 Notes:

5.1.        each of the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Sixth Amendment and the Loan Document amendments (collectively, the “Sixth Amendment Documents”) to which it is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Sixth Amendment Documents to which it is a party;

5.2.        the execution and delivery of the Sixth Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Sixth Amendment Documents to which the Borrower or any Wynn Amendment Party is a party and that have been entered into by the Borrower or such Wynn Amendment Party as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and each such Wynn Amendment Party;

5.3.        the execution and delivery of each of the Sixth Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Sixth Amendment Documents to which any such entity is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or such Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person that has not been obtained;

5.4.        each of the Sixth Amendment Documents that has been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made has been duly executed and delivered by the Borrower or such Wynn Amendment Party party thereto, as the case may be, and the Credit Agreement and the other Loan Documents, as amended by the Sixth Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties party thereto, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

5.5.        the 2020 Notes constitute Permitted Refinancing Indebtedness under the Credit Agreement, and after giving effect to the Sixth Amendment Documents that have been entered into by the Borrower or any of the Wynn Amendment Parties as of the date this representation is being made, the 2020 Notes Indenture and the issuance of the 2020 Notes, no event has occurred and is continuing or will result from the execution and delivery of such documents or the issuance of the 2020 Notes that would constitute a Default or an Event of Default; and

5.6.        each of the representations and warranties made by the Borrower or any of the Wynn Amendment Parties in or pursuant to the Loan Documents to which such entity is a party, as amended hereby and by the Sixth Amendment Documents, are true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

6.           Effectiveness of this Sixth Amendment.  This Sixth Amendment shall be effective only if and when signed by the Administrative Agent, the Borrower and the Wynn Amendment Parties.

7.           Acknowledgments.  By executing this Sixth Amendment, each of the Wynn Amendment Parties (other than Wynn Resorts Holdings and Completion Guarantor) (a) consents to the Sixth Amendment Documents and the issuance by the Borrower and Capital Corp. of the 2020 Notes, (b) acknowledges that notwithstanding the execution and delivery of the Sixth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the 2020 Notes, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected (except as provided for in the Sixth Amendment Documents) and the Guarantee continues in full force and effect and shall apply to the Obligations as amended by the Sixth Amendment Documents and (c) affirms and ratifies the Guarantee.  By executing this Sixth Amendment, the Borrower and each of the Wynn Amendment Parties (other than Completion Guarantor) (x) consents to the Sixth Amendment Documents and the issuance by the Borrower and Capital Corp. of the 2020 Notes, (y) acknowledges that notwithstanding the execution and delivery of the Sixth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the 2020 Notes, the obligations of the Borrower and each of the Wynn Amendment Parties under the Security Documents to which it is a party (other than the

Guarantee) are not impaired or affected (except as provided for in the Sixth Amendment Documents) and the Security Documents continue in full force and effect and shall secure the Obligations as amended by the Sixth Amendment Documents and (z) affirms and ratifies such Security Documents.  By executing this Sixth Amendment, Completion Guarantor (a) consents to the Sixth Amendment Documents and the issuance by the Borrower and Capital Corp. of the 2020 Notes, (b) acknowledges that notwithstanding the execution and delivery of the Sixth Amendment Documents, or any prior amendments to the Loan Documents, and the issuance by the Borrower and Capital Corp. of the 2020 Notes, the obligations of Completion Guarantor under the Completion Guaranty are not impaired or affected (except as provided for in the Sixth Amendment Documents) and the Completion Guaranty continues in full force and effect and shall apply to the Obligations as amended by the Sixth Amendment Documents and (c) affirms and ratifies the Completion Guaranty.

8.           Miscellaneous. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  This Sixth Amendment may be executed in one or more counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Except as amended hereby and the other Sixth Amendment Documents, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Sixth Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Section 10.12 of the Credit Agreement shall apply to this Sixth Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written.

WYNN LAS VEGAS, LLC,				WYNN GOLF, LLC,
a Nevada limited liability company				a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,			By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,				a Nevada limited liability company,
	its sole member				its sole member

	By:	Wynn Resorts, Limited,			By:	Wynn Resorts Holdings, LLC,
		a Nevada corporation,				a Nevada limited liability company,
		its sole member				its sole member

		By:	/s/ Matt Maddox			By:	Wynn Resorts, Limited,
		Name:	Matt Maddox				a Nevada corporation,
		Title:	CFO and Treasurer				its sole member

							By:	/s/ Matt Maddox
							Name:	Matt Maddox
							Title:	CFO and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

WYNN SUNRISE, LLC,					WORLD TRAVEL, LLC,
a Nevada limited liability company					a Nevada limited liability company

By:	Wynn Las Vegas, LLC,				By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,					a Nevada limited liability company,
	its sole member					its sole member

	By:	Wynn Resorts Holdings, LLC,				By:	Wynn Resorts Holdings, LLC,
		a Nevada limited liability company,					a Nevada limited liability company,
		its sole member					its sole member

		By:	Wynn Resorts, Limited,				By:	Wynn Resorts, Limited,
			a Nevada corporation,					a Nevada corporation,
			its sole member					its sole member

			By:	/s/ Matt Maddox				By:	/s/ Matt Maddox
			Name:	Matt Maddox				Name:	Matt Maddox
			Title:	CFO and Treasurer				Title:	CFO and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

LAS VEGAS JET, LLC,					WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company					a Nevada limited liability company

By:	Wynn Las Vegas, LLC,				By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,					a Nevada limited liability company,
	its sole member					its sole member

	By:	Wynn Resorts Holdings, LLC,				By:	Wynn Resorts Holdings, LLC,
		a Nevada limited liability company,					a Nevada limited liability company,
		its sole member					its sole member

		By:	Wynn Resorts, Limited,				By:	Wynn Resorts, Limited,
			a Nevada corporation,					a Nevada corporation,
			its sole member					its sole member

			By:	/s/ Matt Maddox				By:	/s/ Matt Maddox
			Name:	Matt Maddox				Name:	Matt Maddox
			Title:	CFO and Treasurer				Title:	CFO and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

KEVYN, LLC,					WYNN LAS VEGAS CAPITAL CORP.,
a Nevada limited liability company					a Nevada corporation

By:	Wynn Las Vegas, LLC,				By:	/s/ Matt Maddox
	a Nevada limited liability company,				Name:	Matt Maddox
	its sole member				Title:	CFO and Treasurer

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Matt Maddox
			Name:	Matt Maddox
			Title:	CFO and Treasurer

WYNN RESORTS HOLDINGS, LLC,			WYNN COMPLETION GUARANTOR, LLC,
a Nevada limited liability company			a Nevada limited liability company

By:	Wynn Resorts Limited,		By:	Wynn Las Vegas, LLC,
	a Nevada Corporation			a Nevada limited liability company,
	its sole member			its control manager

	By:	/s/ Matt Maddox		By:	Wynn Resorts Holdings, LLC,
	Name:	Matt Maddox			a Nevada limited liability company,
	Title:	CFO and Treasurer			its sole member

					By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By:	/s/ Matt Maddox
Name:	Matt Maddox
Title:	CFO and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]